SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-28887

Date of Report:  February 3, 2010

CARBONICS CAPITAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	22-3328734
(State of other jurisdiction of	IRS Employer
incorporation or organization)	Identification No.)

One Penn Plaza, Suite 1612, New York, New York	10119
(Address of principal executive offices)	(Zip Code)

(212) 994-5374
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

During the period from November 23, 2009 through February 3, 2010 Carbonics Capital Corporation issued 1,367,066,357shares of its common stock. The shares were issued in separate transactions with five investors, including Viridis Capital, LLC, the Company’s majority shareholder.  Each of the investors exercised its right to convert derivative securities issued by the Company in prior periods. There were 1,680,008,535 shares of common stock outstanding as of the close of business on February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2010                                                                                     CARBONICS CAPITAL CORPORATION

By: /s/    Paul Miller
                                                Paul Miller
Chief Executive Officer